EXHIBIT 99.4

(Multicurrency-Cross Border)

                                    SCHEDULE
                                     to the
                                Master Agreement
                         dated as of December 29, 2006
                                    between
             LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A"),
                  a corporation organized under the laws of
                             the State of Delaware
                                      and
 THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Trust 2006-26 pursuant to a Swap Contract Administration Agreement ("Party B")

    All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement dated as of December 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna
    LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide
        Home Loans Servicing LP, as Master Servicer, The Bank of New York, as Trustee and The Bank of New York Trust Company, N.A., as Co-Trustee (the
          "Pooling and Servicing Agreement") and in the Swap Contract Administration Agreement dated as of December 29, 2006, among The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap
       Contract Administrator") and as Trustee under the Pooling and Servicing
       Agreement referred to below (in such capacity, the "Trustee"), and
         Countrywide Home Loans, Inc.(the "Swap Contract Administration
                                  Agreement").

Part 1.     Termination Provisions.

For the purposes of this Agreement:-

(a)  "Specified Entity" will not apply to Party A or Party B for any purpose.

(b) "Specified Transaction" will not apply to Party A or Party B for any purpose.

(c)  Events of Default.

     The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

     (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that
          Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

     (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

    (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in
          Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit

          Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

     (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

     (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

     (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

          "Specified Indebtedness" will have the meaning specified in Section
          14.

          "Threshold Amount" means three percent (3%) of the Shareholders' Equity of Lehman Brothers Holdings Inc. ("Lehman Brothers Holdings Inc." or "Holdings"), in the case of Party A (or its equivalent in any other currency) or, if applicable, the Eligible Guarantor.

          "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

    (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, (i) Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and (ii) Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ",
          (3), (4) as amended, (5) and (6) as amended".

   (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)  Termination Events.

     The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with
     Section 6 of this Agreement.

     (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

     (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A, except that, for purposes of the application of Section 5(b)(ii),
          Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y), and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.".

    (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

     (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

          (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

               "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a "Replacement Transaction", and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

          (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

               "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

               (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

               (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

               (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

          (C) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

          (D) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

          (E) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

               "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause
               (I)."

     (ii) The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(e).

Part 2.   Tax Matters.

(a)  Tax Representations.

     (i)  Payer Representations. For the purpose of Section 3(e) of this
          Agreement:

          (A)  Party A makes the following representation(s):

               It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

          (B)  Party B makes the following representation(s):

               None.

     (ii) Payee Representations. For the purpose of Section 3(f) of this
          Agreement:

          (A)  Party A makes the following representation(s):

               it is a corporation duly organized and validly existing under the laws of the State of Delaware.

          (B)  Party B makes the following representation(s):

               None.

(b)  Tax Provisions.

     (i)  Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and
          Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

     (ii) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is deleted in its entirety and replaced with the following:

          "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

Part 3.   Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)  Tax forms, documents or certificates to be delivered are:


       Party required TO      Form/Document/              Date by which
       deliver document        Certificate                to be Delivered
       ----------------        -----------                ---------------

      Party A and       Forms and/or documents        Upon reasonable demand by
      Party B           described in Section 4(a)     the other party.
                        (iii) of the Agreement.

(b)  Other documents to be delivered are:

Party required  Form/Document/              Date by which to      Covered by
to deliver      Certificate                 be delivered          Section 3(d)
document                                                          Representation

Party A and     Any documents required by   Upon the execution         Yes
Party B         the receiving party to      and delivery of this
                evidence the authority of   Agreement
                the delivering party or
                its Credit Support
                Provider, if any,  for it
                to execute and deliver
                the Agreement and any
                Credit Support Documents
                to which it is a party,
                and to evidence the
                authority  of the delivering
                party or its Credit Support
                Provider to perform its
                obligations under the
                Agreement, any Confirmation
                and any Credit Support
                Document, as the case may be

Party A and     A certificate of an         Upon the execution         Yes
Party B         authorized officer of the   and delivery of
                party, as to the            this Agreement
                incumbency and authority
                of the respective officers
                of the part signing the
                Agreement and any relevant
                Credit Support Document,
                as the case may be

Party A         Annual Report of Party A's  Promptly upon becoming     Yes
                Credit Support Provider     publicly available
                containing consolidated
                financial statements
                certified by independent
                certified public accountants
                and prepared in accordance
                with generally accepted
                accounting principles in
                the country in which Party
                A is organized

Party B         Copy of any notice          Upon availability.         Yes
                delivered under the
                Pooling and Servicing
                Agreement that impacts
                this Agreement.

Party B         Monthly Report              At such time as each
                                            Yes Monthly Report is
                                            delivered to the Trustee.

Party A         Quarterly Financial         Promptly upon becoming     Yes
                Statements of Party A       publicly available

Party required  Form/Document/              Date by which to      Covered by
to deliver      Certificate                 be delivered          Section 3(d)
document                                                          Representation

                containing unaudited,
                consolidated financial
                statements of Party  A's
                fiscal quarter prepared in
                accordance with generally
                accepted accounting
                principles in the country
                in which Party A is
                organized

Party A         An opinion of counsel       Upon the execution         No
                to Party A, substantially   and delivery of this
                in the form of Exhibit      Agreement.
                C to this Schedule

Party B         An opinion of counsel to
                Party B, substantially in
                the form of Exhibit B to
                this Schedule

Party A         A guarantee of Lehman        Upon the execution        No
                Brothers Holdings Inc.       and delivery of this
                ("Holdings") substantially   Agreement
                in the form of Exhibit A
                to this Schedule.


Part 4.  Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

      Address:        Lehman Brothers Special Financing Inc.
                      c/o Lehman Brothers Inc.
                      Corporate Advisory Division
                      Transaction Management Group
                      745 Seventh Avenue
                      New York, New York 10019

      Attention:      Documentation Manager
      Telephone No.:  (212) 526-7187
      Facsimile No.:  (212) 526-7672

                               For all purposes.

      Address for notices or communications to Party B:

      Address:        The Bank of New York
                      101 Barclay Street
                      New York, NY 10286
      Attention:      Corporate Trust Administration MBS Administration,
                      CWABS, Series 2006-26
      Telephone No.:  (212) 815-3236
      Facsimile No.:  (212) 815-3986

                               For all purposes.

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default has occurred and is continuing with respect to Party A, then the parties will mutually appoint a financial institution acceptable to both parties which would qualify as a Reference Market-maker to act as Calculation Agent until the earlier of (i) a designation under Section 6(c)(ii), or (ii) the discontinuance of such Event of Default with respect to Party A.

(f)   Credit Support Document.


      Party A: The Credit Support Annex, and a guarantee of Party A's obligations hereunder substantially in the form annexed hereto as Exhibit A to this Schedule.

      Party B: From and including the date of its execution, the Pooling and Servicing Agreement and the Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)   Credit Support Provider.

      Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

      Party B:    None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) Affiliate. "Affiliate" shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) and provided, however, that with respect to Party A, such definition shall be understood to exclude Lehman Brothers Derivative Products Inc. and Lehman Brothers Financial Products Inc.

Part 5.     Others Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

            Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under
            Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in
            Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

      (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g)  Relationship Between Parties.

                  (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision subject to Section 6(n) of this Agreement to enter into the Transaction and

                        (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

                  (6) No Agency. Party A represents to Party B that it is entering into this Agreement, any Credit Support Document to which it is a party, and each Transaction, and any other documentation relating to this Agreement or any Transaction, as principal (and not as agent or in any other capacity, fiduciary or otherwise). Party B represents to Party A that it is entering into this Agreement, any Credit Support Document to which it is a party, and each Transaction, and any other documentation relating to this Agreement or any Transaction, as Swap Contract Administrator.


      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

      (vii) Local Business Day. The definition of Local Business Day in Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) Additional Representations and Warranties of Party B. Party B represents to Party A in accordance with Section 3 of the Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Agreement) that:

      (i) Constitutional Documents. Party B is in compliance, in all material respects, with its constitutional documents (including, but not limited to, the Pooling and Servicing Agreement, as amended from time-to-time, and any and all resolutions, investment policies, guidelines, procedures or restrictions), and each Transaction contemplated hereunder is and will be an authorized and permitted transaction thereunder and an Authorizing Resolution is in full force and effect.

      (ii) Compliance with Laws. Party B is in compliance, in all respects, with all applicable laws, rules, regulations, interpretations, guidelines, procedures, and policies of applicable regulatory authorities affecting Party B, this Agreement, the Transactions, or the performance of Party B's obligations hereunder.

(d) Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement and the Swap Contract Administration Agreement.

(e) Additional Termination Events. The following Additional Termination Events will apply:

      (i) First Rating Trigger Collateral. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Second Rating Trigger Replacement. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iii) Amendment of Pooling and Servicing Agreement. If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

(f) Required Ratings Downgrade Event. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold (such event, a "Required Ratings Downgrade Event"), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.

(g) Item 1115 Agreement. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of February 24, 2006, as amended from time to time (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Lehman Brothers Special Financing Inc. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Item 1115 Agreement is annexed hereto at Annex D.

(h)   Transfers.

      (i) Transfer and Assignment. Notwithstanding anything to the contrary in Section 7 and Section 6(b)(ii) of the Agreement, Party A may assign its rights and obligations under the Agreement, in whole or in part, to any Affiliate of Holdings effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate, such guarantee to be identical (except for necessary factual changes as to the identity of the new counterparty and the effective date of the assignment) as the guarantee then in effect of the obligations of the transferor. Party A will provide prior written notice to each Swap Rating Agency of any such assignment. Any transfer pursuant to the foregoing or Section 7 of this Agreement shall meet the following requirements:

            1. No Event of Default nor Termination Event would occur immediately as a result of such transfer;

            2. Party A delivers to Party B both (a) an executed acceptance and assumption by the Assignee of this Agreement and all Transactions (the "Transferred Obligations") and (b) an executed guarantee from Party A's Credit Support Provider on behalf of the Assignee, with respect to the Transferred Obligations, substantially and in all material respects in the form of the guaranty provided hereunder;

            3. As a result of the Transfer, on the next scheduled payment date Party B is not required to make payments (tax or otherwise) that are more than or receive payments (tax or otherwise) that are less than the payments that Party B would be required to make or receive under the Transactions or the Agreement had the transfer not occurred;

            4. The Transferee is an Eligible Replacement;

            5. Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A's rights and obligations under this Agreement.

            On the Effective Date, (1) Party A shall be released from all obligations and liabilities arising under the Transferred Obligations; (2) the Assignee shall assume all obligations and liabilities under the Transferred Obligations; and (3) the Transferred Obligations shall cease to be Transaction(s) under this Agreement and shall be deemed to be Transaction(s) under the master agreement between Assignee and Party B.

            In addition, any transfer pursuant to Section 7 of this Agreement other than the foregoing shall be subject to Rating Agency Condition and Party A and Party B will provide prior written notice to each Swap Rating Agency of any transfer under Section 6(b)(ii).

      (ii) Eligible Replacement. If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(i) Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that these assets should be insufficient to satisfy all claims outstanding, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. This provision will survive the termination of this Agreement.

(j) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(k) No Set-off. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(l) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Agencies has been provided prior written notice of the same and S&P confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Certificates or the Notes.

(m) Amendments to Operative Documents. Party B agrees that it will obtain Party A's written consent (which consent shall not be unreasonably withheld) at least ten (10) Business Days prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations hereunder.

(n) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law. This provision will survive the termination of this Agreement.

(o) Limited Liabilities. Party A and Party B agree to the following: (a) The Bank of New York ("BNY") is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement;
      (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement

(p) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(q) Escrow Payments. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

 (r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording,. Promptly upon the request by a party, the other party will provide a copy of such recording to the party making the request.


(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.


(t) Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(u) Accuracy of Specified Information. Section 3(d) is hereby amended by inserting in the third line thereof after the words "in every material respect" and before the period the phrase "or, in the case of audited or unaudited financial statements, a fair presentation, in all material respects, of the financial condition of the relevant person."



(v)   Acknowledgements.



      (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

      (ii) Bankruptcy Code. Subject to Part 5(n), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in
            Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(w)   Additional Definitions.

      As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

"Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

"Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b),
(c) and (e) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

"Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Tax Event Upon Merger with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

"Eligible Guarantee" means an unconditional and irrevocable guarantee, which is identical, mutatis mutandis, to the exhibit attached as Exhibit A, of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to

Party A under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are provided in advance to S&P, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

"Eligible Guarantor" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold or (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

"Eligible Replacement" means an entity (A) (i) that has credit ratings at least equal to the Approved Ratings Threshold, (ii) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (iii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor and (B) that has executed an Item 1115 Agreement with the Depositor.

"Firm Offer" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

"Moody's" means Moody's Investors Service, Inc., or any successor thereto.

"Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

"Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

"Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

"Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (b) an Event of Default or Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (d) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (e) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction),
(f) Moody's and S&P have been given prior written notice of such transfer, (g) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement and (h) the Swap Contract is identical, mutatis mutandis, to the existing Swap Contract.

"Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

"Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

"Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that
(i) would have the effect of
preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under
Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

"Required Ratings Downgrade Event" shall have the meaning assigned thereto in
Part 5(f).

"Required Ratings Threshold" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

"S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

"S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

"S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

"Swap Rating Agencies" means, with respect to any date of determination, each of S&P and Moody's, to the extent that each such rating agency is then providing a rating for any of the Series 2006-26 Asset-Backed Certificates (the "Certificates") or any notes backed by the Certificates (the "Notes").



               [Remainder of this page intentionally left blank.]

The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.


           LEHMAN BROTHERS                 THE BANK OF NEW YORK, not in its
        SPECIAL FINANCING INC.             individual or corporate capacity but
                                           solely as Swap Contract
                                           Administrator for CWABS, Inc.,
                                           Asset-Backed Certificates Trust
                                           2006-26, pursuant to a Swap Contract
                                           Administration Agreement

               Party A                                    Party B


/s/  Zdenka S. Griswold                    /s/  Michelle Penson


--------------------------------------     ------------------------------------
Name:  Zdenka S. Griswold                  Name:  Michelle Penson
Title: Authorized Signatory                Title: Authorized Signatory
Date:  December 29, 2006                   Date:  December 29, 2006

                             EXHIBIT A to Schedule
                             ---------------------



                          [Filed as Ex. 99.6 herein.]

                                                                   EXHIBIT 99.6

                                LEHMAN BROTHERS

                   GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.

LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A") and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS Inc. Asset-Backed Certificates Trust 2006-26, pursuant to a Swap Contract Administration Agreement, ("Party B") have entered into a Master Agreement dated as of December 29, 2006, (the "Master Agreement"), pursuant to which Party A and Party B have entered and/or anticipate entering into one or more transactions (each a "Transaction"), the Confirmation of each of which supplements, forms part of, and will be read and construed as one with, the Master Agreement (collectively referred to as the "Agreement"). This Guarantee is a Credit Support Document as contemplated in the Agreement. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Agreement, LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby agrees to the following:


      (a) Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A in connection with each Transaction when and as Party A's obligations thereunder shall become due and payable in accordance with the terms of the Agreement (whether at maturity, by acceleration or otherwise). Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

      (b) Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

      (c) Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A's obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof, the entry by Party A and Party B into any amendments to the Agreement, additional Transactions under the Agreement or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement. The Guarantor acknowledges that Party A and Party B may from time to time enter into one or more Transactions pursuant to the Agreement and agrees that the obligations of the Guarantor under this Guarantee will upon the execution of any such Transaction by Party A and Party B extend to all such Transactions without the taking of further action by the Guarantor.

      (d) This Guarantee shall remain in full force and effect until the first to occur of (i) receipt by Party B of a written notice of termination from Guarantor or (ii) none of the obligations of Party A remain outstanding. Termination of this Guarantee shall not affect Guarantor's liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

      (e) Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in
Section 5(a)(vii) of the Master Agreement affecting Party A or Guarantor.

      (f) Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.

      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

                                      A-1
                     LEHMAN BROTHERS HOLDINGS INC.
              745 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

                                LEHMAN BROTHERS


      IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed in its corporate name by its duly authorized officer as of the date of the Agreement.

                                        LEHMAN BROTHERS HOLDINGS INC.




                                        By:
                                             ---------------------------
                                        Name:
                                        Title:
                                        Date:


                                      A-2
                         LEHMAN BROTHERS HOLDINGS INC.
                  745 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

                             EXHIBIT B to Schedule
                             ---------------------

                   [Form of Opinion of Counsel for Party B]

                                                              December 29, 2006


Lehman Brothers Special Financing Inc.
c/o Lehman Brothers Inc.
745 Seventh Avenue,
New York, New York 10019
USA


            Re:   CWABS, Inc.
                  Asset-Backed Certificates Trust 2006-26
                  ---------------------------------------

Ladies and Gentlemen:

            We have acted as special counsel for CWABS, Inc., a Delaware corporation (the "Depositor"), in connection with the issuance of the CWABS, Inc. Asset-Backed Certificates of the above-referenced Series (the "Certificates"). The Certificates represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") created pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing Agreement") among the Depositor, as depositor, Countrywide Home Loans Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as Master Servicer, The Bank of New York ("BNY"), as trustee and The Bank of New York Trust Company, N.A., as co-trustee. The assets of the Trust Fund will consist [primarily of a pool of conventional, credit-blemished mortgage loans secured by first liens on one- to four-family residential properties.]

            In connection with the issuance of the Certificates, we have also acted as special counsel to the Depositor in connection with the execution and delivery of the following documents relating to the Certificates: (i) the Swap Contract Administration Agreement, dated as of December 29, 2006 (the "Swap Contract Administration Agreement"), between BNY, in its capacity as swap contract administrator (in such capacity, the "Swap Contract Administrator") and in its capacity as Trustee under the Pooling and Servicing Agreement, and CHL, (ii) a confirmation with a reference number of 2799624 and a trade date of December 29, 2006 (the "Confirmation") between CHL and Lehman Brothers Special Financing Inc. (the "Swap Counterparty"), (iii) the ISDA Master Agreement, Schedule and Credit Support Annex dated as of December 29, 2006 (collectively, the "Master Agreement"), between the Swap Counterparty and the Swap Contract Administrator and (iv) the Swap Contract Assignment Agreement, dated as of December 29, 2006 (the "Swap Contract Assignment Agreement"), between CHL, the Swap Counterparty and the Swap Contract Administrator. The Master Agreement and the transaction evidenced by the Confirmation, taken together with the applicable provisions of the Swap Contract Assignment Agreement, are referred to herein collectively as the "Swap Agreement".

            Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

            In arriving at the opinion expressed below, we have examined and relied on originals or copies of the Pooling and Servicing Agreement, the Swap Contract Administration Agreement, the Swap Contract Assignment Agreement, the Master Agreement and the Confirmation (collectively, the "Agreements"). In addition, we have made such investigations of law as we have deemed appropriate as a basis for the opinion expressed below.

            Based upon the foregoing, and having regard to legal considerations which we deem relevant, subject to the assumptions, qualifications and limitations set forth herein, we are of the opinion that the Swap Agreement constitutes the valid and binding obligation of the Swap Contract
Administrator, enforceable against the Swap Contract Administrator in accordance with its terms.

            The opinion set forth above is subject to certain qualifications, assumptions and exceptions as set out below.

            In rendering the foregoing opinion, we have assumed, without any independent investigation or verification, the following: (a) the authenticity of original documents, the legal capacity of all individuals and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as certified, conformed or photostatic copies; (c) the truth, accuracy and completeness of the information, representations and warranties made in conference or contained in the records, documents, instruments and certificates we have reviewed; (d) the due organization of the parties to the Agreements and the power and authority of the parties to the Agreements to enter into and perform all of their obligations thereunder; (e) the due authorization, execution and delivery of the Agreements on behalf of the respective parties thereto; (f) except as expressly covered in the opinion set forth above, the legal, valid, and binding effect of the Agreements and the enforceability thereof (in accordance with their terms) against the respective parties thereto; (g) that the parties have complied and will comply with all material provisions of the Agreements; (h) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions;
(i) the absence of any agreement or understanding among the parties other than those contained in the Agreements (or referred to therein or incidental thereto); (j) that the terms and provisions of the Agreements do not, and the execution, delivery and performance of the Agreements by any party thereto does not and will not, violate the organizational documents of such party or any law, rule, regulation, order or decree of any court, administrative agency or other governmental authority or agency applicable to such party, or result in the breach of or a default under any contract or undertaking to which it is a party or by which it or its property is bound; and (k) that there is nothing in the laws or public policy of any relevant jurisdiction (other than the State of New York or the United States of America) that would affect the opinion set forth above.

            Our opinion is qualified as to:

            (i) limitations imposed by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar law of general application affecting the enforcement of creditors' or secured creditors' rights generally;

            (ii) general principles of equity including, without limitation, concepts of materiality and fair dealing, the possible unavailability of specific performance or injunctive relief, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law);

            (iii) rights to indemnification or contribution which may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy,

            (iv) the effect of any other limitations imposed by public policy, although (except as noted in sub-paragraph (iii) above and sub-paragraphs (v) through (viii) below) we are not aware of any limitation that would be relevant to such enforcement;

            (v) the effect of any requirement conditioning enforcement on the party seeking enforcement having acted in a commercially reasonable manner and in good faith in performing its obligations and exercising its rights and remedies thereunder;

            (vi) the discretion of a court to invalidate or decline to enforce any right, remedy or provision of the Swap Agreement, determined by it, in any such case, to be a penalty;

            (vii) the unenforceability of any provision requiring the payment of attorney's fees, except to the extent that a court determines such fees to be reasonable; and

            (viii) the effect of any requirement that a claim (or a foreign currency judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law.

            Without in any way limiting the effect of sub-paragraph (viii) above, we note that a judgment for money in an action in a federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of a foreign currency into United States dollars will depend upon various factors, including which court renders the judgment. By way of example, under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on an obligation required to be paid in a foreign currency will be required to render such judgment in such foreign currency, and such judgment would be converted into United States dollars at the exchange rate prevailing on the date of entry of the judgment.

            Certain of the remedial provisions of the Swap Agreement may be limited or rendered ineffective or unenforceable in whole or in part, but the inclusion of such provisions does not make the remedies provided by such Agreement inadequate for the practical realization of the respective rights and benefits purported to be provided thereby (except for the economic consequences of procedural or other delay, as to which we express no opinion).

            We express no opinion:

            (a) as to any provision in the Swap Agreement to the extent that such provision refers to, or incorporates by reference, the provisions of any agreement other than the Swap Agreement;

            (b) regarding any severability provision;

            (c) with respect to the creation, perfection or priority of any security interest or as to the effect thereof or the rights and remedies or obligations of any party to the Swap Agreement in respect thereof;

            (d) as to the effect of: (i) the compliance or non-compliance of Lehman Brothers Special Financing Inc. with any United States state or federal laws or regulations or any other laws or regulations applicable to Lehman Brothers Special Financing Inc., including limitations or restrictions that apply to financial institutions; or (ii) the failure of Lehman Brothers Special Financing Inc. to be duly authorized to conduct business in any jurisdiction;

            (e) with respect to any federal or state securities, "blue sky" or other similar laws;

            (f) as to the enforceability of any rights to specific performance provided for in the Swap Agreement; or

            (g) as to whether a federal court of the United States of America or a state court outside the State of New York would give effect to the choice of New York law provided for in the Swap Agreement.

            Our opinion herein, as it pertains to the enforceability of provisions contained in the Swap Agreement pursuant to which the parties thereto agree to submit to the jurisdiction of the United States federal courts referred to herein, is subject to the power of such courts to transfer actions pursuant to

28 U.S.C. ss. 1404(a) or to dismiss such actions or proceedings on the ground that such a federal court is an inconvenient forum for such an action or proceeding and we note that such issues may be raised by the court sua sponte. In addition, we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action relating to the Agreements where jurisdiction based on diversity of citizenship under 27 U.S.C. ss. 1332 does not exist.

            As noted above, the conclusions set forth herein are subject to the accuracy of the factual assumptions described above and the absence of additional facts that would materially affect the validity of the assumptions set forth herein. Our conclusions as to any legal matters in this letter speak only as of the date hereof. We assume no obligation to revise or supplement this letter should such factual matters change or should such laws or regulations be changed by legislative or regulatory action, judicial decision or otherwise, and we hereby express no opinion as to the effect any such changes may have on the foregoing opinion. We do not express any opinion, either implicitly or otherwise, on any issue not expressly addressed in the third paragraph of this letter.

            To the extent our opinion herein pertains to the enforceability of
Part 4(h) of the Schedule to the Master Agreement pursuant to which the Trust and the Swap Counterparty have agreed that the laws of the State of New York shall govern the Agreement, we have relied on Section 5-1401 of the New York General Obligations Law, which states in pertinent part: "The parties to any contract, agreement or undertaking, contingent or otherwise, in consideration of, or relating to any obligation arising out of a transaction covering in the aggregate not less than two hundred fifty thousand dollars . . . may agree that the law of this state shall govern their rights and duties in whole or in part, whether or not such contract, agreement or undertaking bears a reasonable relation to this state."

            We express no opinion as to matters of law other than the law of the State of New York and the federal law of the United States of America. In rendering the foregoing opinion we have assumed that enforcement of the Swap Agreement in accordance with New York law would not violate any provision of any law of any jurisdiction (other than the State of New York) or any public policy of any jurisdiction that bears a reasonable relation to the Agreements or the transaction in which the Swap Agreement is being executed and delivered by the parties thereto.

            The opinion expressed herein is solely for your benefit in connection with the transactions contemplated by the Agreements and may not be relied on in any manner or for any purpose by any other individual, partnership, corporation or other governmental or non-governmental entity (each a "Person"), nor may any copies thereof be published, communicated, filed with or otherwise made available in whole or in part to any other Person without our specific prior written consent. By accepting this letter, each Person to whom this letter is addressed (other than the Depositor) recognizes and acknowledges that (i) no attorney-client relationship exists or has existed between the lawyers in our firm representing the Depositor and such Person in connection with the execution of the Agreements or by virtue of this letter, (ii) in order to permit reliance by such Person on this letter, the lawyers in our firm representing the Depositor conducted no activities in addition to those undertaken or conducted for the purpose of rendering this letter to the Depositor as one of the addressees hereof and (iii) this letter may not be appropriate or sufficient for such Person's purposes.


                                       Very truly yours,

                             EXHIBIT C to Schedule
                             ---------------------

                        [Form of Opinion of Counsel for
                  Lehman Brothers Special Financing Inc. and
                         Lehman Brothers Holdings Inc.]

                                                December 29, 2006

THE BANK OF NEW YORK,
 not in its individual or corporate capacity but solely as Swap Contract Administrator for
 CWABS, Inc. Asset-Backed Certificates Trust 2006-26 pursuant to a Swap Contract Administration Agreement
c/o The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration MBS Administration,
CWABS, Series 2006-26



Ladies and Gentlemen:

      I have acted as counsel to Lehman Brothers Special Financing Inc., a Delaware corporation ("Party A") and Lehman Brothers Holdings Inc., a Delaware corporation ("Guarantor"), and am familiar with matters pertaining to the execution and delivery of the Master Agreement (the "Master Agreement") dated as of December 29, 2006 between Party A and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS Inc., Asset-Backed Certificates Trust 2006-26, pursuant to a Swap Contract Administration Agreement and the guarantee of Guarantor (the "Guarantee") delivered in connection with the Master Agreement.

      In connection with this opinion, I have examined, or have had examined on my behalf, an executed copy of the Master Agreement and the Guarantee, certificates and statements of public officials and officers of Party A and Guarantor and such other agreements, instruments, documents and records as I have deemed necessary or appropriate for the purposes of this opinion.

      Except as expressly set forth herein, no independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) has been undertaken to determine the existence or absence of the facts that are material to my opinions, and no inference as to my knowledge concerning such facts should be made.

      When used herein the phrase "to my knowledge" means to my actual knowledge without independent investigation.

      References in this letter to "Applicable Laws" are to those laws, rules and regulations of the State of New York which, in my experience, are normally applicable to transactions of the type contemplated by the Master Agreement and the Guarantee. References in this letter to "Governmental Authorities" are to executive, legislative, judicial, administrative or regulatory bodies of the State of New York. References in this letter to "Governmental Approval" are to any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

      Based on the foregoing but subject to the assumptions, exceptions, qualifications and limitations hereinafter expressed, I am of the opinion that:

      (i) Based on certificates of the Secretary of State of the State of Delaware dated December 19, 2006, each of Party A and Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

      (ii) The execution, delivery and performance of the Master Agreement in the case of Party A, and the Guarantee, in the case of Guarantor, are within its corporate power, have been duly authorized by all corporate action and do not conflict with any provision of its certificate of incorporation or by-laws.

      (iii) The Master Agreement, in the case of Party A, and the Guarantee, in the case of Guarantor, have been duly executed and delivered and each constitutes a legal, valid and binding obligation, enforceable against it in accordance with its respective terms.

      (iv) To the best of my knowledge, no Governmental Approval is required in connection with the execution, delivery and performance of the Master Agreement in the case of Party A, or the Guarantee, in the case of Guarantor, except those that have been obtained and, to my knowledge, are in effect.

      The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

      A. My opinion in paragraph 3 above is subject to: (i) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent or other similar transfers or conveyances); (ii) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law; (iii) laws and considerations of public policy that may limit the enforceability of provisions (a) regarding the termination and close-out methodology under the Master Agreement, including but not limited to Section 6(e), (b) regarding indemnification and contribution rights and obligations, (c) regarding the waiver or limitation of rights to trial by jury, oral amendments to written agreements or rights of setoff, (d) relating to submission to jurisdiction, venue or service of process, and (e) purporting to prohibit or restrict, or require the consent of the "account debtor" (as defined in Section 9-102 of the Uniform Commercial Code as in effect in the State of New York (the "NYUCC" )) for, the creation, perfection or enforcement of a security interest in "accounts" or "general intangibles" (in each case, as defined in Section 9-102 of the NYUCC).

      B. I am a member of the Bar of the State of New York and render no opinion on the laws of any jurisdiction other than the laws of the State of New York and the General Corporation Law of the State of Delaware. Except as described, I have not examined, or had examined on my behalf, and I do not express any opinion with respect to, Delaware law.

      C. My opinions are limited to the present laws and to the facts as they presently exist, and no opinion is to be inferred or implied beyond the matters expressly so stated. I assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions referred to in paragraph B above be changed by legislative action, judicial decision or otherwise.

      D. This letter is rendered solely to you solely for your benefit in connection with the Master Agreement and the Guarantee and the transactions related thereto and may not be relied upon by any other person, entity or agency or by you in any other context or for any other purpose. This letter may not be circulated, used or quoted in whole or in part, nor may copies thereof be furnished or delivered to any other person, without the prior written consent of Lehman Brothers Holdings Inc., except that you may furnish copies hereof (i) to your independent auditors and attorneys, (ii) to any United States, state or local authority having jurisdiction over you or over Party A or Guarantor, (iii) pursuant to the order of any legal process of any court of competent jurisdiction or any governmental agency, and (iv) in connection with any legal action arising out of the Master Agreement or the Guarantee.

      E. I have assumed with your permission (i) the genuineness of all signatures by each party other than Party A or Guarantor, (ii) the authenticity of documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as copies, (iii) the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, (iv) that each party other than Party A and Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (v) the due execution and delivery, pursuant to due authorization, of the Master Agreement by each party other than Party A, and (vi) that the Master Agreement is the legal, valid, binding and enforceable obligation of each party other than Party A, enforceable against each such party in accordance with its terms.

      F. My opinion in paragraph 3 is subject to the qualification that certain provisions contained in the Agreement and the Guarantee may not be enforceable, but such unenforceability will not render the Agreement or the Guarantee invalid as a whole or substantially interfere with the practical realization of the principal benefits provided thereby.

      The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with said opinions.

                                          Very truly yours,

                             EXHIBIT D to Schedule
                             ---------------------

                           [REGULATION AB AGREEMENT]
                           -------------------------


         Item 1115 Agreement dated as of February 24, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and LEHMAN BROTHERS SPECIAL FINANCING INC., as counterparty (the "Counterparty").

                                   RECITALS

             WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

             WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

             NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.   Definitions

             Company Information:  As defined in Section 4(a)(i).

             Company Financial Information: As defined in Section 2(a)(ii).

             Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

             GAAP:  As defined in Section 3(a)(v).

             EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

             Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

             Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

             Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

             Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

             Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

             Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.   Information to be Provided by the Counterparty.

       (a)   Prior to printing the related Prospectus Supplement,

             (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                   (A)  The Counterparty's legal name (and any d/b/a);

                   (B)  the organizational form of the Counterparty;

                   (C) a description of the general character of the business of the Counterparty;

                   (D)  a description of any affiliation or
                        relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                        (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                        (6) any originator identified to the Counterparty by CHL;

                        (7) any enhancement or support provider identified to the Counterparty by CHL; and

                        (8) any other material transaction party identified to the Counterparty by CHL.

             (ii) if requested by the related Depositor prior to the related Depositor taking the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, in accordance with the requirements of Regulation AB, the Counterparty shall:

                   (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

                   (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

       (b) Following the Closing Date and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, with respect to a Transaction,

             (i) no later than the 25th calendar day of each month, the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the related Depositor) and (2) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(1);

             (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

             (iii) if the related Depositor requests Company Financial
                   Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.   Representations and Warranties and Covenants of the Counterparty.

        (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii),
             Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

             (i) The Counterparty or the entity that consolidates the Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

             (ii) The Counterparty or the entity that consolidates the Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

             (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly incorporate by reference) the financial statements of the Counterparty.

             (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

             (v) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

             (vi) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (b) If the Counterparty has provided Company Financial Information that is incorporated by reference into the Registration Statement of the related Depositor, the Counterparty, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act. If permitted by the Exchange Act, the related Depositor will take the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act.

        (c) If at any time, the Counterparty ceases to meet the requirements of Item 1101(c)(1) of Regulation AB with respect to the incorporation by reference of the financial information of third parties, the Counterparty shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the related Depositor such Company Financial Information in

             EDGAR-compatible format no later than the 25th calendar day of the month following the date on which the Counterparty ceased to meet the requirements.

        (d) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.   Indemnification; Remedies

        (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

             (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or
                   (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to
                   Section 3 to the extent made as of a date subsequent to the Closing Date.

        (b)  (i)   Any failure by the Counterparty to deliver any
                   information, report, accountants' consent or other material when and in any case only as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master

                   Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

             (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), or if the Counterparty has provided Company Information, any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

             (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.   Miscellaneous.

        (a)  Construction. Throughout this Agreement, as the context requires,
             (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

        (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

        (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

        (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

        (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

        (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

        (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

        (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

             IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                         CWABS, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President


                                         CWMBS, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President


                                         CWALT, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President



                                         CWHEQ, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President


                                         COUNTRYWIDE HOME LOANS, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Senior Vice President

                                         LEHMAN BROTHERS SPECIAL FINANCING INC.



                                         By: /s/ Jacqueline M. Didier
                                            ----------------------------------
                                            Name: Jacqueline M. Didier
                                            Title: Vice President